UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 3, 2007

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Cord Blood America, Inc.
(Exact name of registrant as specified in charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA 90069
(Address of principal executive offices)

(310) 432-4090
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On May 3, 2007, Cord Blood America Inc. publicly disseminated a press announcing the appointment of Dr. Jack Goldberg to the Company’s Medical Advisory Board. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.40 hereto.

On May 4, 2007, Cord Blood America Inc. publicly disseminated a press announcing the squeeze trigger price of Buyins.net. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.41 hereto.

Item 9.01.  Financial Statements and Exhibits

99.40	Press Release
99.41	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2007	CORD BLOOD AMERICA, INC.

	By:	/s/ Matthew L. Schissler
Matthew L. Schissler
Chief Executive Officer